UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(b) OR (g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                    International Commercial Television Inc.
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             (Exact name of registrant as specified in its charter)

                 Nevada                                      76-0621102
(State of incorporation or organization)                 (I.R.S. Employer
                                                      Identification Number)

             Suite 203B Kimmen Center
              2300 N. Dixie Highway
                 Boca Raton, FL
                 (561) 417-0882                            33431-7657
       (Address and telephone number of                    (Zip Code)
         principal executive offices)

Securities to be registered pursuant to Section 12(b) of the Act:


           Title of each class               Name of each exchange on which
           To be so registered               each class is to be registered
                  None                               Not applicable
---------------------------------------  ---------------------------------------

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If  this  form  relates to the registration of a class of securities pursuant to
Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box. [ ]

If  this  form  relates to the registration of a class of securities pursuant to
Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box. [X]

Securities Act registration statement file number to which this form relates:
333-70878
---------

Securities to be registered pursuant to Section 12(g) of the Act:

                         Common Stock, $0.001 per share
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                                (Title of class)


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ITEM 1.  DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

The description of the common stock of the Registrant set forth under the caption "Description of Securities" in the Registrant's Registration Statement on Form SB-2 (File No. 333-70878 as originally filed with the Securities and Exchange Commission on October 3, 2001, or as subsequently amended (the "Registration Statement")), and in the prospectus included in the Registration Statement, is hereby incorporated by reference in response to this item.

ITEM 2  EXHIBITS.

The following exhibits are filed herewith or incorporated herein by reference to the corresponding exhibit number in the Registrant's Registration Statement on Form SB-2 (File No. 333-70878) as originally filed with the Securities and Exchange Commission on October 3, 2001:

EXHIBIT
NUMBER   DESCRIPTION
-------  ----------------------------------------------
    3.1  Amended and Restated Articles of Incorporation
    3.2  Amended and Restated Bylaws
    4.1  Specimen Share Certificate

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                                    Signature

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

                              INTERNATIONAL COMMERCIAL TELEVISION INC.



                              By:  /s/  Thomas Woolsey
                                 -------------------------------------
                                           Thomas Woolsey
                                              President

                              Date:  February 25, 2002
                                   -----------------------------------


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